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                                                                     Exhibit 10

Consent of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

We consent to the use of our reports dated March 2, 2009 with respect to the Genworth Life and Annuity Insurance Company and subsidiaries' consolidated financial statements and financial statement schedules, and the use of our report dated April 3, 2009 with respect to the Genworth Life & Annuity VA Separate Account 2 included in the Statement of Additional Information and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

/s/ KPMG LLP

Richmond, Virginia
December 22, 2009